Exhibit 10.40

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Confidential DFCI Agreement No. [***]

LICENSE AGREEMENT

Title of Agreement: MICA/B Exclusive License Agreement

Effective Date: April 9, 2020

Parties: Licensor

Dana-Farber Cancer Institute, Inc.

450 Brookline Ave.

Boston, MA 02215

Licensee

Fate Therapeutics, Inc.

3535 General Atomics Court, Suite 200

San Diego, CA 92121

DFCI Agreement No.: [***]

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LICENSE AGREEMENT

This Exclusive License Agreement, effective as of April 9, 2020 (“Effective Date”), is between the Dana-Farber Cancer Institute, Inc., a Massachusetts non-profit organization having a principal place of business at 450 Brookline Ave., Boston, MA 02215 (“DFCI”) and Fate Therapeutics, Inc., a Delaware corporation having a principal place of business at 3535 General Atomics Court, Suite 200, San Diego, CA 92121 (“Licensee”). Each of DFCI and Licensee may be referred to herein as a “Party” or collectively as the “Parties.”

Background

WHEREAS, the Inventors, as later defined, have reported certain inventions to DFCI, identified as DFCI case number [***], “Compositions and Methods for Inhibition of [***] Shedding”.

WHEREAS, DFCI desires to promote the public interest by granting a license to the Patent Rights as later defined;

WHEREAS, Licensee has represented to DFCI that it has the capabilities and/or experience to develop, produce, market and sell products utilizing technology that is similar to the technology that is the subject of this Agreement and has the financial capacity and the strategic commitment to facilitate the transfer of the technology for the public interest; and

WHEREAS, Licensee desires to obtain a license to DFCI’s rights and DFCI is willing to grant a license upon the terms and conditions of this Agreement.

NOW, THEREFORE, DFCI and Licensee therefore agree as follows.

1.
– DEFINITIONS

The following terms set forth in this ARTICLE I have the meanings set forth below:

a.
“Affiliate” means any Person that is controlled by, controlling, or under common control with Licensee. For this purpose “control” means either (a) direct or indirect beneficial ownership of at least fifty percent (50%) interest in the voting stock (or the equivalent) of the relevant entity, (b) having the right to direct, appoint or remove a majority of members of such entity’s board of directors (or their equivalents) or (c) having the power to control the general management of such entity, in each case whether by law or contract.
b.
“Agreement” means this License Agreement, including all attached schedules.
c.
“Applicable Law” means any national, international, supra-national, federal, state or local laws, treaties, statutes, ordinances, rulings, rules and regulations, including any rules, regulations, guidance or guidelines, or requirements of any regulatory authorities, national securities exchanges or securities listing organizations, governmental authorities, courts, tribunals, agencies, legislative bodies and commissions that are in effect from time to time during the Term and applicable to a particular activity hereunder.
d.
“Calendar Quarter” means a period of three (3) consecutive months corresponding to the calendar quarters commencing on the first day of January, April, July or October, or any partial period thereof immediately following the Effective Date or immediately prior to the termination or expiration of this Agreement.
e.
“Calendar Year” means a period of twelve (12) consecutive months corresponding to the calendar year commencing on the first day of January, or any partial period thereof immediately following the Effective Date or immediately prior to the termination or expiration of this Agreement.

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f.
“Change of Control” means (i) a merger or consolidation of Licensee in which Licensee’s shareholders immediately prior to such transaction hold less than fifty percent (50%) of the securities or other ownership or voting interests representing the equity of the surviving entity immediately after such transaction, (ii) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of Licensee, or (iii) the sale or other transfer to a Third Party of all or substantially all of Licensee’s assets.
g.
“Clinical Study” means any clinical trial in humans, including any Phase 1 Clinical Study, Phase 2 Clinical Study or Phase 3 Clinical Study.
h.
“Combination” shall have the meaning set forth in Section 1.25.
i.
“Confidential Information” means all proprietary or confidential information or material in tangible form disclosed hereunder, or proprietary or confidential information otherwise disclosed in non-tangible form hereunder; including business, sales, and financial information, product development and business plans, electronic data and other proprietary information, samples, compounds, methods, formulas, processes, protocols, technologies and equipment employed, information relating to quality assurance, procedures for and record keeping, techniques, inventions, apparatus, and formulae, relating to a Party’s current, future and proposed compounds, compositions, and biological materials.
j.
“Competitive Infringement” shall have the meaning set forth in Section 7.2(b).
k.
“Control” or “Controlled” means, with respect to any Patent Rights or other intellectual property right, possession of the right to grant a license, sublicense or other right to or under such patent or other intellectual property right as provided for herein without (i) violating the terms of any agreement or other arrangement with any Third Party, (ii) incurring any payment obligation to a Third Party, and (iii) violating any Applicable Law.
l.
“Cover” means, with respect to a given product, process, method or service, that a Valid Claim (and in the event such Valid Claim is contained in a pending patent, assuming such patent is issued) would, absent a license thereunder, be infringed by the research, development, making, using, sale, offering for sale, importation or other exploitation of such product, process, method or service.
m.
“Development Plan” shall have the meaning set forth in Section 5.1(b).
n.
“Diligence Benchmarks” shall have the meaning set forth in Section 5.1(c).
o.
“Distributor” means any Third Party that purchases its requirements for Royalty Bearing Product in final packaged form from Licensee or its Affiliates or Sublicensees and is appointed as a Distributor to distribute, market and resell such Royalty Bearing Product in a country; provided that a Third Party that pays Licensee, or an Affiliate or Sublicensee, a royalty or similar payment based on the sale or transfer by such Third Party of Royalty Bearing Product shall be a Sublicensee, and not a Distributor, for purposes of this Agreement.
p.
“Field of Use” means Field of Use 1 and Field of Use 2.
q.
“Field of Use 1” means cellular therapeutics for the treatment of human disease.
r.
“Field of Use 2” means iPSC-derived cellular therapeutics for the treatment of human disease.
s.
“First Commercial Sale” means the initial transfer of Royalty Bearing Product by or on behalf of Licensee, an Affiliate or Sublicensee which results in Net Sales.
t.
“Future Patent Expenses” shall have the meaning set forth in Section 3.1(b).

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u.
“Indemnitees” shall have the meaning set forth in Section 9.1.
v.
“Inventors” means Lucas Ferrari De Andrade and Kai W. Wucherpfennig.
w.
“Licensed Process” means any process, method or service the use, performance, sale or offer for sale of which (or a part thereof) is Covered by a Valid Claim.
x.
“Licensed Product” means any product (a) the making, using, selling, offering for sale or importing of which product (or part thereof) is Covered by a Valid Claim, or (b) that is made, used or sold through performance of a Licensed Process.
y.
“Net Sales” means:
i.
the gross income billed or invoiced (or, if greater or not otherwise billed or invoiced, the gross amount received) by Licensee, its Affiliates or Sublicensees from the sale or transfer of a Royalty Bearing Product or a service performed using a Royalty Bearing Product to Third Parties (including Distributors and end users) less the following deductions to the extent such deductions (i) are appropriately allocated to the Royalty Bearing Product, (ii) do not exceed [***] amounts in the country in which the transaction occurs and (iii) are consistent with the accounting standards of the selling Person:
1.
Outbound transportation charges or allowances actually paid or granted;
2.
Trade, quantity or cash discounts, if any, to the extent actually allowed and taken;
3.
Credits or allowances made or given due to rejects, returns, or retroactive price reductions for any amount not collected that are specifically identifiable to Royalty Bearing Products;
4.
Any tax or governmental charge directly on the sale or transportation, use or delivery of Royalty Bearing Products paid by Licensee, its Affiliate or Sublicensee that is reflected on a document of sale and not recovered from the purchaser.
ii.
In the case of a sale or other transfer of a Royalty Bearing Product within Licensee or between or among Licensee, a Sublicensee or their Affiliates for further sale or other transfer by such transferee, Net Sales shall be based on the gross amount billed, invoiced, or received (as applicable) for the first sale or other transfer of such Royalty Bearing Product to (i) an entity other than Licensee, a Sublicensee or their Affiliates, or (ii) a transferee that is the final purchaser or transferee.
iii.
No deductions will be made for commissions paid to individuals whether they are with independent sales agencies or regularly employed by Licensee, its Affiliates or Sublicensees, and on its payroll, or for cost of collections.
iv.
Neither Licensee nor an Affiliate or Sublicensee of Licensee shall accept non-monetary consideration for any Royalty Bearing Product or any service performed using any Royalty Bearing Product without the prior written consent of DFCI.
v.
If a Royalty Bearing Product or a service performed using any Royalty Bearing Product is billed, invoiced or otherwise transferred at a discounted price that is substantially lower than the customary prices charged by Licensee, its Affiliate or Sublicensee, or billed, invoiced, or in accordance with the preceding paragraph or otherwise transferred for non-monetary consideration (whether or not at a discount), Net Sales will be calculated based on the average non-discounted amount charged for the Royalty Bearing Product or such service in an arms-length transaction to an independent Third Party during the same Calendar Quarter in the same country or, in the absence of such sales, on the fair market value of the Royalty Bearing Product or such service at the time of the transaction assuming an arm’s length transaction made in the ordinary course of business.

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vi.
Notwithstanding the foregoing, transfers or dispositions of Royalty Bearing Product:
1.
in connection with patient assistance programs,
2.
for charitable or promotional purposes, or
3.
for preclinical, clinical, regulatory or regulatory purposes or under so-called “named patient” or other limited access programs,

shall not, in any such case, result in Net Sales or constitute a First Commercial Sale of such Royalty Bearing Product if Licensee, its Affiliates or Sublicensees do not receive compensation for such transfers or dispositions in excess of Licensee’s, its Affiliates’ or Sublicensees’ cost for such Royalty Bearing Product.

vii.
Net Sales shall be deemed to occur on the earlier of the date of billing, invoicing or receiving consideration for a Royalty Bearing Product or a service performed using any Royalty Bearing Product.
viii.
If Licensee or its Affiliate or Sublicensee sells a Royalty Bearing Product in combination (in the same package, including as a co-formulation) with one or more other active ingredients that do not constitute Royalty Bearing Products (a “Combination”) in a country during a Calendar Quarter, Net Sales of such Royalty Bearing Product in such country during such quarter for the purpose of determining royalties due hereunder shall be determined by multiplying the actual Net Sales of the Combination calculated pursuant to the preceding provisions of this section by a fraction which the Parties determine in good faith fairly represents the value of the Royalty Bearing Product relative to the Combination; provided that in the event the Parties do not agree on such relative value contributions, the Parties shall refer the matter to an independent expert, to be selected by mutual agreement of the Parties, for final determination of such relative value contributions, and such determination will be final and binding upon the Parties, and the costs of such independent expert shall be shared equally by the Parties. For clarity, a “Combination” does not cover any combination therapy or treatment regimen that includes a Royalty Bearing Product and another product that does not constitute a Royalty Bearing Product if such Royalty Bearing Product and such other product are not sold in the same package or as part of the same formulation.
z.
“Past Patent Expenses” shall have the meaning set forth in Section 3.1(a).
aa.
“Patent Challenge” shall mean any challenge to the validity, patentability, enforceability or non-infringement of any of the Patent Rights or otherwise opposing any of the Patent Rights through a legal or administrative proceeding.
bb.
“Patent Rights” means (a) United States provisional patent application and Patent Cooperation Treaty applications described in Schedule 1, (b) any conversion, continuation (or the claims of any continuation-in-part that are entitled to the priority of the applications in (a)), division, or substitution thereon, (c) any patents issuing on the patent applications described in clauses (a) and (b) of this Section 1.28 and (d) any reissues, reexaminations or extensions of such patents, and (e) any foreign counterparts of the patent applications and patents described in clauses (a) through (d) of this Section 1.28 (provided that if the patents referred to in (c)-(e) are continuation-in-part, then only to the claims entitled to priority of the applications in (a)).
cc.
“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization.
dd.
“Phase 1 Clinical Study” means a clinical trial that generally provides for the first introduction into humans of a pharmaceutical or biologic product with the primary purpose of determining feasibility,

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safety, metabolism, and pharmacokinetic properties and clinical pharmacology, including dose ranging, of such product, in a manner that is generally consistent with 21 C.F.R. § 312.21(a), as amended (or its successor regulation), or, with respect to any other country or jurisdiction, the equivalent of such a clinical trial in such other country or jurisdiction.
ee.
“Phase 2 Clinical Study” means a clinical trial that is intended to explore the effectiveness of a pharmaceutical or biologic product, that is prospectively designed to generate sufficient data (if successful) to commence a Phase 3 Clinical Study of such product, in a manner that is generally consistent with 21 C.F.R. § 312.21(b), as amended (or its successor regulation), or, with respect to any other country or jurisdiction, the equivalent of such a clinical trial in such other country or jurisdiction.
ff.
“Phase 3 Clinical Study” means a clinical trial in humans performed to gain evidence with statistical significance of the efficacy of a pharmaceutical or biologic product in a target population, and to obtain expanded evidence of safety for such product that is needed to evaluate the overall benefit-risk relationship of such product, to form the basis for approval of a marketing authorization application by a regulatory authority and to provide an adequate basis for physician labeling, in a manner that is generally consistent with 21 C.F.R. § 312.21(c), as amended (or its successor regulation), or, with respect to any other country or jurisdiction, the equivalent of such a clinical trial in such other country or jurisdiction.
gg.
“Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any regulatory authority with respect to a Royalty Bearing Product in a country or jurisdiction in the Territory, other than a patent, including exclusivity for an approved New Drug Application (as defined in the FFDCA) or any corresponding foreign application in the Territory, new chemical entity exclusivity, new clinical data exclusivity, orphan drug exclusivity, pediatric exclusivity, or rights similar thereto in other countries or regulatory jurisdictions.
hh.
“Royalty Bearing Product” means any Licensed Product or Licensed Process.
ii.
“Royalty Term” means, on a Royalty Bearing Product-by-Royalty Bearing Product and country-by-country basis, the period of time commencing with the First Commercial Sale of a Royalty Bearing Product in a country and continuing until the expiration or termination of the last to expire Valid Claim of a Patent Right Covering such Royalty Bearing Product in such country.
jj.
“Sublicense” means an agreement in which Licensee (a) grants or otherwise transfers any of the rights licensed to Licensee hereunder for the purpose of designing, developing, testing, making, using, selling, performing or practicing of Royalty Bearing Products or use or practice of Patent Rights, (b) agrees not to assert such rights or to sue, prevent or seek a legal remedy for the performance or practice of same, or (c) is under an obligation to grant, assign or otherwise transfer any such rights or non-assertion, or to forebear from granting or otherwise transferring such rights to any other entity. Agreements expressly considered Sublicenses include licenses, option agreements, “lock up” agreements, right of first refusal agreements, non-assertion agreements, and covenants not to sue. Notwithstanding the foregoing, an agreement by Licensee, its Affiliate, or Sublicensee granting rights under this Agreement to a Third Party Partner shall not be considered a Sublicense of rights under this Agreement.
kk.
“Sublicense Income” means consideration in any form other than running royalties on Net Sales that Licensee or an Affiliate receives from a Sublicensee or its Affiliates in connection with a Sublicense of the Patent Rights. Sublicense Income shall include any upfront payments, license or option fees, lump sum payment, equity securities, milestone payments and other payments. In the event Licensee or any of its Affiliates receives non-cash consideration in connection with a Sublicense, Sublicense Income shall be calculated based on the fair market value of such consideration at the time of the transaction, assuming an arm’s length transaction made in the ordinary course of business. Sublicense Income shall exclude [***]. Licensee will not structure agreements in a single or multiple transaction to minimize Sublicense Income. Where payment to Licensee in connection with a Sublicense of the

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Patent Rights includes payment for other licenses or rights granted by Licensee, the sublicense revenue shall be reasonably apportioned between the payment considered Sublicense Income and the payment for other licenses or grants not considered Sublicense Income under this License, and shall be agreed upon by the Parties in good faith. If the Parties are unable to reach agreement on this apportionment, the Parties will resolve the dispute per Section XII but in no circumstance will the Sublicense payments owed to DFCI be reduced by more than [***] of what would have been owed absent any allocation.
ll.
“Sublicensee” means a Third Party to which Licensee has, directly or indirectly, granted a Sublicense of the rights granted to Licensee hereunder.
mm.
“Taxes” shall have the meaning set forth in Section 4.3(b).
nn.
“Term” shall have the meaning set forth in Section 8.1.
oo.
“Territory” means worldwide.
pp.
“Third Party” means any Person other than DFCI, Licensee or any of their respective Affiliates.
qq.
“Third Party License” shall have the meaning set forth in Section 3.1(g).
rr.
“Third Party Partner” means a Third Party, such as a contract research organization, contract manufacturing organization and/or distributor, that will be sharing certain rights under this Agreement so that such Third Party may exercise such rights on behalf of Licensee pursuant to a written agreement between Licensee and such Third Party.
ss.
“Valid Claim” means (a) a claim in an issued and unexpired patent included in the Patent Rights that: (i) has not been permanently revoked or held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, and is not subject to appeal, (ii) has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise and (iii) has not been lost through an interference, reexamination or reissue proceeding, and is not subject to appeal, or (b) a pending claim of a pending patent application included in the Patent Rights which has not been finally rejected or disallowed by an administrative agency action from which no appeal can be taken, and which has not been pending for more than [***] years from the first substantive office action. The invalidity of a particular claim in one or more countries shall not invalidate such claim in any remaining countries. For the avoidance of doubt, a pending claim of a patent application filed pursuant to the Patent Cooperation Treaty shall be considered pending in all designated jurisdictions.
2.
– Grant of Licenses, Reserved Rights and Sublicensing
a.
License Grants.
i.
Subject to all of the terms and conditions of this Agreement (including without limitation the non-exclusive license granted to the United States government in Section 2.4 and the non-exclusive rights granted to a Third Party under the license dated December 23, 2013, DFCI grants to Licensee an exclusive, royalty-bearing license under Patent Rights limited only to the [***], with the right to grant Sublicenses in accordance with Section 2.5, to use, have used, make, have made, offer to sell, sell and import Royalty Bearing Products in the Territory for the Field of Use 2 during the Term.
ii.
Subject to all of the terms and conditions of this Agreement (including without limitation the non-exclusive license granted to the United States government in Section 2.4), DFCI grants to Licensee a non-exclusive, royalty-bearing license under Patent Rights limited only to the [***], with the right to grant Sublicenses in accordance with Section 2.5, to use, have used, make, have made, offer to sell, sell and import Royalty Bearing Products in the Territory for the Field of Use 1 during the Term.

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b.
Affiliates/Third Party Partners. Licensee has the right to have some or all of its rights or obligations under this Agreement exercised or performed on Licensee’s behalf by one or more of its Affiliates and/or a Third Party Partner, such exercise or performance to be consistent with all of the terms and conditions of this Agreement. If an Affiliate and/or Third Party Partner of Licensee does assume any of Licensee’s obligations under the Agreement, Licensee guarantees performance by the Affiliate and/or Third Party Partner of such obligation. Any act or omission of an Affiliate and/or Third Party Partner which would be a breach of this Agreement if performed by Licensee shall be deemed to be a breach by Licensee of this Agreement. Notwithstanding anything to the contrary in this Agreement, in no event shall an Affiliate of Licensee have the right to grant a sublicense of any rights licensed to Licensee under this Agreement.
c.
No Implied Licenses. This Agreement confers no license or rights by implication, estoppel or otherwise under any other technology, patent applications or patents owned, licensed or otherwise controlled in whole or in part by DFCI other than the licensed Patent Rights as set forth in this Agreement.
d.
Reserved Rights. Notwithstanding anything to the contrary in this Agreement, the licenses granted by DFCI under this Agreement are subject to the following reserved rights:
i.
The rights of the United States of America, as set forth in (i) Public laws 96-517 and 98-620, the regulations promulgated thereunder and any successor statutes and regulations, in each case as amended from time to time and (ii) the policy of any funding agencies. Any rights granted hereunder which are greater than permitted by the rights reserved by the United States of America detailed in the preceding sentence are subject to modification as required to conform to such rights reserved.
ii.
DFCI’s right to grant non-exclusive, non-transferable licenses under Patent Rights to (i) other academic, government or non-profit institutions in the Field of Use for non-commercial purposes, including research, teaching and education purposes and (ii) Third Parties to make or sell research reagents or other research tools solely for research use only, where research use expressly excludes use in the making, manufacture, IND-enabling studies, clinical development and/or commercialization of a human therapeutic.
iii.
DFCI’s right to use the licensed Patent Rights in the Territory for the Field of Use for non-commercial purposes, including without limitation research, teaching, and education purposes.
e.
Sublicensing.
i.
General. Licensee has the right to grant Sublicenses under this Agreement in accordance with and subject to the terms and conditions of this Agreement; provided that any Sublicense by Licensee of the rights granted under Section 2.1(b) must be accompanied by a Sublicense of the rights granted to Licensee under Section 2.1(a). Notwithstanding anything to the contrary in this Agreement, it is expressly understood that Licensee shall not grant a Sublicense to any entity engaged in the sales of tobacco or tobacco-related products. Licensee remains responsible for the operations of any Sublicensee under a Sublicense, as if the operations were carried out by Licensee under this Agreement. Notwithstanding any Sublicense, Licensee shall remain primarily liable to DFCI for all of Licensee’s duties and obligations contained in this Agreement, and any act or omission of a Sublicensee which would be a breach of this Agreement if performed by Licensee shall be deemed to be a breach by Licensee of this Agreement. If DFCI has a claim arising under this Agreement against a Sublicensee, then DFCI may seek a remedy directly against Licensee and may, but is not required to, seek a remedy against the Sublicensee. If a Sublicensee (or an Affiliate of such Sublicensee) undertakes a Patent Challenge of any such Patent Right under which such Sublicensee is sublicensed, then Licensee, upon receipt of notice from DFCI of such Patent Challenge, will terminate the applicable Sublicense.

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ii.
Notice and Approval. Licensee shall promptly notify DFCI in writing of the identity of any Sublicensee.
iii.
Form and Content of Sublicenses. Licensee shall issue any Sublicense(s) granted by it under this Agreement in writing. Licensee shall include the equivalent of at least the following provisions in all Sublicenses:
1.
Sublicensee shall use its [***] efforts to bring the subject matter of the Sublicense into commercial use as quickly as possible and shall report at least annually to Licensee on such efforts and its operations under the Sublicense;
2.
DFCI shall be an intended third party beneficiary under the Sublicense with the right to enforce the applicable terms of the Sublicense, including intellectual property ownership and enforcement, indemnification obligations, insurance and compliance with laws, and termination provisions;
3.
Sublicensee shall indemnify, defend and hold the Indemnitees harmless to at least the extent that Licensee is obligated to indemnify the Indemnitees under Section 9.1 of this Agreement;
4.
Sublicensee shall make payments due to Licensee in relation to Net Sales of Royalty Bearing Products in a timely manner, so that Licensee may comply with its obligations to make payments to DFCI as set forth in ARTICLE III and ARTICLE IV of this Agreement;
5.
If Sublicensee undertakes a Patent Challenge with respect to any Patent Rights under which the Sublicensee is sublicensed, then Licensee will be permitted to terminate such sublicense agreement;
6.
Sublicensee will comply with the applicable terms and conditions of this Agreement, including Section 2.4 (Reserved Rights), Sections 4.2(a) (Books and Records) and 4.2(b) (Inspections), Sections 5.2 – 5.5 (U.S. Manufacture, Other Government Laws, Patent Marking, and Publicity, respectively), ARTICLE VI (Patent Preparation, Filing, Prosecution and Maintenance), ARTICLE VII (Patent Infringement and Enforcement), Section 8.4(f) (Termination-Sublicenses) and ARTICLE IX (Indemnification, Defense and Insurance), ARTICLE X (Disclaimer of Warranties) and ARTICLE XII (Dispute Resolution).
7.
Sublicensees do not have the right to grant further sublicenses.
iv.
Copies of Sublicenses to DFCI. Licensee shall forward to DFCI an unredacted copy of any and all fully executed Sublicenses within [***] days of the execution of the Sublicense. Licensee shall also forward to DFCI [***] a copy of any reports received by Licensee from its Sublicensee during the [***] under a Sublicense that relate to (1) the Sublicensee’s operations under the Sublicense and (2) a royalty or Sublicense Income accounting under the Sublicense. All such Sublicenses provided to DFCI shall be deemed Confidential Information of Licensee.
v.
Licensee’s Continuing Obligations. Nothing in this Section 2.5 may be construed to relieve Licensee of its obligations to DFCI under this Agreement, including but not limited to Licensee’s obligations under ARTICLE IX.
vi.
Failure to Comply. If (A) Licensee grants a Sublicense without notifying DFCI pursuant to Section 2.5(b) or (B) Licensee grants a Sublicense on terms that are inconsistent with the material terms required of Sublicenses pursuant to this Agreement, then such failure will be deemed to be a material breach of this Agreement.

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3.
– CONSIDERATION
a.
Reimbursements and Other Financial Consideration. In partial consideration of the rights granted by DFCI to Licensee under this Agreement, Licensee shall make the following payments to DFCI according to this ARTICLE III and ARTICLE IV, on behalf of itself, any Affiliate(s) or Sublicensee(s).
i.
Past Patent Expenses. Within [***] days after the Effective Date, Licensee shall reimburse DFCI for all [***]; if there are other licensees of the Patent Rights, then Licensee will be only be responsible for [***] of any such costs (the “Past Patent Expenses”). Licensee acknowledges that as of the Effective Date the total amount of these patent expenses is [***].
ii.
Future Patent Expenses. Licensee shall reimburse [***]; if there are other licensees of the Patent Rights, then Licensee will only be responsible for [***] of any such costs (the “Future Patent Expenses”). Licensee shall pay DFCI within [***] days after DFCI mails Licensee an invoice that documents the out-of-pocket expenses incurred or paid by DFCI during the period being invoiced and states the total amount owed to DFCI.
iii.
Initial License Fee. Licensee shall pay to DFCI a non-creditable, non-refundable license issue fee in the sum of [***], which is due and payable to DFCI within [***] days [***].
iv.
License Maintenance Fees. Licensee shall pay DFCI a non-creditable, non-refundable license maintenance fee of [***]. License maintenance fees shall cease to be due [***].
v.
Milestone Payments. Licensee shall make the following non-creditable (except as set forth in Section 3.1(f), non-refundable milestone payments to DFCI as set forth below. With respect to each Royalty Bearing Product, Licensee shall make the following non-creditable, non-refundable milestone payments to DFCI within [***] days of the occurrence of the following events, whether Licensee, an Affiliate or Sublicensee achieves the events.
1.
Developmental Milestones

With respect to each Royalty Bearing Product, Licensee shall make the following non-creditable, non-refundable developmental milestone payments to DFCI within [***] days of the occurrence of the following events, whether Licensee, an Affiliate, Sublicensee, a permitted assignee, or a successor achieves the events. For the avoidance of doubt, all development milestone payments are payable [***].

Development Milestones for each Royalty Bearing Product
Development Milestone Event	Development Milestone Payment
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

2.
Commercialization Milestones

With respect to each Royalty Bearing Product, Licensee shall make the following non-creditable, non-refundable commercialization milestone payments to DFCI within [***] days of the occurrence of the following events, whether Licensee, an Affiliate, Sublicensee,

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a permitted assignee, or a successor achieves the events. For the avoidance of doubt, all commercialization milestone payments are payable [***].

Commercialization Milestones for each Royalty Bearing Product
Commercialization Milestone Event	Commercialization Milestone Payment
[***]	$[***]
[***]	$[***]
[***]	$[***]

3.
Sales Milestones

With respect to each Royalty Bearing Product in the Field of Use in the Territory, Licensee will make the following non-creditable, non-refundable sales milestone payments to DFCI within [***] days [***], regardless of whether [***]. Each sales milestone payment will be made whether the [***]. For the avoidance of doubt, all sales milestone payments are non-refundable and non-creditable, and payable [***].

Sales Milestones for each Royalty Bearing Product
Sales Milestone Event	Sales Milestone Payment
[***]	$[***]
[***]	$[***]
[***]	$[***]

vi.
Minimum Royalties. Beginning in [***], Licensee shall pay to DFCI a non-refundable minimum annual royalty in the sum of [***]. Licensee shall pay the [***] to DFCI on or before the [***] and may credit the [***] against any running royalties subsequently due to DFCI under Section 3.1(g) [***].
vii.
Running Royalties. Licensee shall pay DFCI the following running royalties on Net Sales by Licensee, its Affiliates or its Sublicensees of each Royalty Bearing Product in a country in the Territory during the Royalty Term for such Royalty Bearing Product in such country as follows:

[***]

Notwithstanding anything to the contrary in this Agreement, a Royalty Bearing Product that has commenced its Royalty Term in a country shall be deemed a “Royalty Bearing Product” in such country until [***].

If (A) Licensee or any of its Affiliates consider it necessary, on advice of counsel, to obtain a license from any Third Party in order to avoid infringing such Third Party’s intellectual property in the course of the development, manufacture or commercialization of a Royalty Bearing Product (any such license, a “Third Party License”), and (B) the Third Party License requires Licensee or its Affiliates to pay to such Third Party a royalty calculated as a percentage of Licensee’s or its Affiliates’ or any of their Sublicensees’ sales or profits ( “Third Party Royalties”), then in such case (A) and (B), Licensee may deduct [***] of the amount of Third Party Royalties actually paid by Licensee or its Affiliates to such Third Party(ies) with respect to any Royalty Bearing Product from running royalties payable to DFCI under this Agreement with respect to such Royalty Bearing Product; provided that, in no event shall payments to DFCI be reduced pursuant to this paragraph by more than [***] of the payments that would otherwise be payable pursuant to Section 3.1(g) for such Royalty Bearing Product.

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viii.
Sublicense Income. Licensee shall pay DFCI Sublicense Income during the Term as follows. Licensee shall pay Sublicense Income within [***] days of [***].

[***]

[***]

[***]

b.
Consequences of a Patent Challenge. In the event that: (i) Licensee or any of its Affiliates brings a Patent Challenge (except as required under a court order or subpoena), or (ii) Licensee or any of its Affiliates assists another party in bringing a Patent Challenge (except as required under a court order or subpoena or (iii) a Sublicensee or any of its Affiliates brings a Patent Challenge or assists another in bringing a Patent Challenge and Licensee does not terminate such Sublicensee’s Sublicense within [***] days after notice to Licensee of the relevant Patent Challenge from DFCI and (iv) DFCI does not choose to exercise its rights to terminate this Agreement pursuant to Section 8.2(h), then the royalties due under Section 3.1(g) shall be [***] of this Agreement. In the event that such a Patent Challenge is successful, Licensee will have [***]. In the event that a Patent Challenge is unsuccessful, Licensee shall reimburse DFCI for [***]. For the sake of clarity, royalties due during the pendency of the Patent Challenge shall be paid directly to DFCI and not placed in escrow or other account.
c.
Waiver or Deferral. Waiver or deferral by DFCI of any payment owed under any paragraph under Section 3.1 may not be construed as a waiver or deferral of any subsequent payment owed by Licensee to DFCI.
4.
– Royalty Reports, Payments and Financial Records
a.
Royalty Reports. Within [***] days after [***], Licensee shall deliver to DFCI full, true and accurate reports of its activities and those of its Affiliates or Sublicensee(s), if any, relating to this Agreement or the rights licensed hereunder during the preceding [***]. These reports must include at least the following, each on a country-by-country and Royalty Bearing Product-by-Royalty Bearing Product basis:
i.
[***];
ii.
[***];
iii.
[***];
iv.
[***]; and
v.
[***].

If multiple Royalty Bearing Products are covered by the license granted under this Agreement, Licensee shall [***]. Following receipt of such report, DFCI shall invoice Licensee for the royalties, if any, due and payable to DFCI under Section 3.1(g) and Licensee shall submit payment for amounts due under such invoice within [***] days of invoice receipt. All royalty reports provided to DFCI shall be deemed Confidential Information of Licensee.

b.
Record Keeping.
i.
Books and Records. Licensee shall keep, and shall require its Affiliates and Sublicensees to keep, true books of account containing an accurate record (together with supporting documentation) of all data necessary for determining the amounts payable to DFCI for a period of no less than [***] years following the end of the Calendar Year to which they pertain. Licensee shall keep its records at its

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principal place of business or the principal place of business of the appropriate division of Licensee to which this Agreement relates and shall require its Affiliates and Sublicenses to keep their books and records in the same manner.
ii.
Inspections. In order for DFCI to determine the correctness of any report or payment made under this Agreement, Licensee shall make its records available to DFCI for inspection for a period of [***] years following the end of the Calendar Year to which they pertain. Licensee shall also require any Affiliates or Sublicensees to make their records available for inspection by DFCI, in the same manner as provided in this Section 4.2(b). Upon [***] written notice to Licensee, DFCI may inspect the records during regular business hours by a certified public accountant selected by DFCI and reasonably acceptable to the licensed entity whose records are being inspected. In conducting inspections under this Section 4.2(b), Licensee agrees that DFCI’s accountant may have access to [***]. DFCI shall inspect or audit Licensee’s records no more than [***] and such inspection or audit shall be limited to records no more than [***]. All records and information contained therein shall be treated as Confidential Information of Licensee. [***].
c.
Form of Payments and Taxes.
i.
Licensee shall direct all payments to Dana Farber Cancer Institute in Boston, Massachusetts, or at such other place or in such other way as DFCI may reasonably designate. Payments shall either:

be paid by check payable to Dana-Farber Cancer Institute and sent to:

[***]

450 Brookline Ave.

BP335 Boston, MA 02215

or be paid by wire transfer, using the following information:

[***]

or be paid by wire transfers using ACH/EFT:

[***]

ii.
Unless otherwise required under Applicable Law, Licensee shall pay all amounts payable to DFCI under this Agreement in United States Dollars without deduction or withholding for or on account of any taxes, exchange, collection or other charges that may be imposed by any country or political subdivision (“Taxes”). If any Taxes are required by Applicable Law to be withheld on amounts payable to DFCI under this Agreement, Licensee will pay to DFCI an additional amount as is necessary to ensure that the amount actually received by DFCI is equal to the amount of payment that would have been made if no such Taxes had applied. If Taxes are imposed on a payment to DFCI under Applicable Law, Licensee will, to the extent such is available, promptly provide evidence that Licensee has paid such Taxes to the proper taxing authority.
d.
Currency Conversion. If any currency conversion is required in connection with any payment owed to DFCI, the conversion will be made at the buying rate for the transfer of such other currency as quoted by the Wall Street Journal on the last business day of the applicable accounting period in the case of any payment payable with respect to a specified accounting period or, in the case of any other payment, the last business day before the date the payment is due.
e.
Interest. Any payment owed to DFCI under this Agreement that is not made when due will accrue interest beginning on the [***] day following the due date specified in ARTICLE III and such interest payment will be due immediately but in no event later than the payment of the overdue amount to DFCI. The interest will be calculated at the annual rate of the sum of (a) [***] percent ([***]%) plus

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(b), the prime interest rate quoted by Bank of America on the date the payment is due, the interest being compounded on the last day of each Calendar Quarter; provided that the annual rate may not exceed the maximum legal interest rate permitted by Applicable Law. The payment of interest as required by this Section 4.5 does not foreclose or in any way limit DFCI from exercising any other rights or remedies it has as a consequence of the lateness of any payment.
5.
– Operations under the LicensE
a.
Due Diligence.
i.
General Obligations. Licensee shall use [***] efforts to bring one or more Royalty Bearing Products to the marketplace as soon as reasonably practicable, through a program of development, production and distribution. Such efforts [***]. After commercialization, Licensee shall continue [***] efforts to keep Royalty Bearing Products available to the public. Without limiting the foregoing or any provision of this Agreement, Licensee shall develop Royalty Bearing Products in accordance with the Development Plan.
ii.
Development Plan. A development plan setting forth Licensee’s plan for bringing the subject matter of the Patent Rights to practical application in Field of Use 2 is attached hereto as Schedule 2 (as amended from time to time pursuant to this Agreement, the “Development Plan”). The Development Plan must (i) be consistent with Licensee’s general diligence obligations set forth in Section 5.1(a), (ii) set forth the particular Royalty Bearing Products and practical applications of Royalty Bearing Products that Licensee intends to develop in Field of Use 2, (iii) cite Licensee’s specific goals and objectives for developing or commercializing the Patent Rights, and (iv) outline Licensee’s plan for achieving the specific diligence obligations set forth in Section 5.1(c) below. The outline must include actual or projected financial resources or strategic alliances that will be required to meet such objectives.
iii.
Specific Diligence Benchmarks. In addition to its obligations in Section 5.1(a), Licensee shall use [***] efforts to meet the specific effort and achievement benchmarks listed in Schedule 2 of this Agreement (“Diligence Benchmarks”) in accordance with the timelines specified in Schedule 2. For purposes of this Section 5.1(c), DFCI will consider efforts of an Affiliate or Sublicensee under a Sublicense as efforts of Licensee.
iv.
Adjustments. The Diligence Benchmarks and timelines set forth may be adjusted by mutual agreement by the Parties. If at any time Licensee determines that it is unlikely to meet one or more of the Diligence Benchmarks, it may so notify DFCI in writing as far in advance as practicable of the likely inability to achieve the applicable Diligence Benchmark and explain the technical, regulatory or other reasons therefore. At that time, Licensee and DFCI will work in good faith to determine a [***] adjustment of the Diligence Benchmark(s) and/or timelines specified for the Diligence Benchmarks. DFCI may accept or reject Licensee’s proposed adjustment(s). If, despite their good faith negotiation, the Parties have not reached an agreement on an adjustment within [***] days following the date specified in Section 5.1(c) and Licensee has not otherwise met the Diligence Benchmark, then DFCI may terminate the exclusive license granted to Licensee for Field of Use 2 under Section 2.1(a) of this Agreement.
v.
[***] Reports. On or before the [***] day [***], Licensee shall provide to DFCI a written report [***].
vi.
Failure to Perform. Licensee’s failure to satisfy any diligence obligations set forth in Section 5.1(a) through (c) and Section 5.1(e) may give rise to DFCI’s ability to terminate the exclusive license granted to Licensee for Field of Use 2 under Section 2.1(a) of this Agreement in accordance with the terms of Section 8.3.

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vii.
Decision Not to Further Exploit. If at any time during the Term, Licensee decides not to exploit [***], either by itself, with an Affiliate or through sublicensing, Licensee shall promptly inform DFCI in writing. Unless within [***] days of such notice to DFCI, Licensee establishes to DFCI’s satisfaction that [***], DFCI has the right to terminate the exclusive license under Section 2.1(a) of this Agreement insofar as it applies to [***] by providing written notice to Licensee. For clarity, any decision by Licensee to not develop or to not commercialize [***] shall be a decision not to “exploit” such [***] under this Section. In no event shall this Section limit or eliminate, in any way, DFCI’s other rights and remedies under this Agreement and under Applicable Law, including DFCI’s right to terminate this Agreement as described in Section 8.2.
b.
U.S. Manufacture. Licensee shall manufacture Royalty Bearing Products leased, used or sold in the United States substantially in the United States to the extent required by 35 U.S.C. 204 and 37 C.F.R. 401 et. seq., as amended. Licensee shall also require any Affiliate(s) or Sublicensee(s) to comply with this U.S. manufacture requirement.
c.
Other Government Laws. Licensee shall comply with, and ensure that its Affiliates and Sublicensees comply with, all Applicable Laws that relate to Royalty Bearing Products. These include but are not limited to FDA statutes and regulations, the Export Administration Act of 1979, as amended, codified in 50 App. U.S.C. 2041 et seq. and the regulations promulgated thereunder or other applicable export statutes or regulations.
d.
Patent Marking. To the extent required by law, or if the failure to mark would reduce the rights of DFCI or Licensee to enforce the Patent Rights against infringers, Licensee shall, and shall require its Sublicensees and Affiliates to, use [***] efforts to mark, all Royalty Bearing Products sold in the United States with the word “Patent” and the number or numbers of Patent Rights applicable to the Royalty Bearing Product.
e.
Publicity; Use of Name. Neither Party is permitted to use the name of the other Party, the Inventors, its related entities or its employees, or any adaptations thereof, in any advertising, promotional or sales literature, or in any securities report required by the Securities and Exchange Commission (except as required by law), without the prior written consent of the other Party in each case. However, Licensee may (a) refer to publications in the scientific literature by employees of DFCI or (b) state that a license from DFCI has been granted as provided in this Agreement.
f.
Confidentiality. Information that is provided by a Party (“Disclosing Party”) to the other Party (“Receiving Party”) in connection with patent preparation, filing, prosecution and maintenance under the terms of ARTICLE VI (including that information, such as information regarding analyses or opinions of Third Party intellectual property) and any other proprietary or confidential information provided by a Disclosing Party to the Receiving Party under this Agreement is deemed to be Confidential Information of the Disclosing Party. The Receiving Party agrees that, during the Term, and for [***] years thereafter, to employ [***] efforts to maintain the Confidential Information secret confidential, such efforts to be [***]. The Confidential Information shall not be disclosed or revealed to anyone except employees or agents of or consultants of the Receiving Party who have a need to know the information and who have entered into a secrecy agreement under which such employees, agents, or consultants are required to maintain confidential the Confidential Information and such employees, agents, or consultants shall be advised by the Receiving Party of the confidential nature of the information and that the Confidential Information shall be treated accordingly. The Receiving Party’s obligations under this Section shall not extend to any part of the information:
i.
that can be demonstrated to have been in the public domain prior to the date of the disclosure;
ii.
that can be demonstrated, from written records, to have been in the Receiving Party’s possession prior to the disclosure;

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iii.
that becomes part of the public domain or publicly known by publication or otherwise, not due to any act or omission of the Receiving Party, its employees, agents or consultants; or
iv.
that is demonstrated from written records to have been independently developed by or for the Receiving Party without reference to the Confidential Information.

Notwithstanding anything to the contrary in this Agreement, the Receiving Party may disclose the Disclosing Party’s Confidential Information in order to comply with Applicable Law or a valid court order. Notwithstanding the foregoing, in the event the Receiving Party is required to make a disclosure of Confidential Information pursuant to the preceding sentence, it will, (x) to the extent permissible under Applicable Law, give [***] advance notice to the Disclosing Party of such disclosure to provide an opportunity for the Disclosing Party to challenge or limit the disclosure obligations, (y) use [***] efforts to secure confidential treatment of such Confidential Information and (z) use [***] efforts to avoid disclosure of Confidential Information.

g.
Terms of the Agreement. Each Party agrees not to, and to cause its Affiliates not to, disclose to any Third Party the terms of this Agreement without the prior written consent of the other Party hereto, which consent shall not be withheld unreasonably, except each Party and its Affiliates may disclose the terms of this Agreement without such consent: (a) to advisors (including financial advisors, legal advisors and accountants), actual or potential acquisition partners or private investors, licensees and other financial parties on a reasonable need to know basis, in each case under appropriate confidentiality provisions substantially equivalent to those in this Agreement; or (b) to the extent necessary to comply with Applicable Law and court orders (including securities laws or regulations and the applicable rules of any public stock exchange); provided that in the case of clause (b), the disclosing Party or its Affiliate shall promptly notify the other Party and (other than in the case where such disclosure is necessary, in the reasonable opinion of the disclosing Party’s legal counsel, to comply with securities laws or regulations) allow the other Party a reasonable opportunity to intervene to protect the confidentiality of the information and oppose such disclosure and, to the extent allowable by law, to seek limitations on the portion of the Agreement that is required to be disclosed. Where such disclosure is necessary, in the reasonable opinion of the disclosing Party’s legal counsel, to comply with securities laws or regulations, the disclosing Party shall allow the other Party a [***] opportunity to review such proposed disclosure and suggest portions of such disclosure for confidential treatment, which suggestions the disclosing Party shall reasonably consider. Notwithstanding any other provisions of this Agreement: (x) the Parties may provide information about this Agreement and amounts paid as part of routinely prepared summary documents that do not disclose any terms that were not disclosed in a mutually agreed press release; (y) the Parties may make factual statements regarding the existence, nature, and type of this Agreement, provided that such statements do not disclose specific terms hereof; and (z) DFCI may report consideration to institutions, inventors or others to whom royalties are payable based on activities performed hereunder and to the government as necessary or required.
h.
Publications.
i.
If Licensee wishes to publish manuscripts, abstracts or the like describing the Patent Rights and inventions contained therein and containing any Confidential Information of DFCI, Licensee agrees to submit all such intended manuscripts, abstracts or the like to DFCI at least [***] days prior to any submission or other public disclosure and, at DFCI’s request, to delete any Confidential Information of DFCI. If DFCI determines that the publication or intended presentation contains patentable subject matter that should be protected by the filing of a patent application before publication or disclosure, it may notify Licensee and, in such case, Licensee will grant an additional [***] day review period to permit the preparation and filing of a patent application.
ii.
Notwithstanding anything to the contrary in this Agreement, DFCI retains the right to publish, present and otherwise publicly disseminate any results or other information stemming from the rights retained as set forth in Section 2.4, provided that such proposed publication or dissemination

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may not contain Confidential Information of Licensee or its Affiliates or Sublicensees without Licensee’s prior written consent for publication of such Confidential Information. DFCI agrees to submit all such intended publications or public disseminations to Licensee at least [***] days prior to any submission or other public disclosure and, at Licensee’s request, to delete any Confidential Information of Licensee.
6.
– Patent Preparation, Filing, Prosecution and Maintenance
a.
Responsibility. Subject to Section 3.1(b), DFCI, in its sole discretion, is responsible for preparing, filing, prosecuting and maintaining the patent applications and patents included within Patent Rights. For purposes of this Agreement, patent “prosecution” and “prosecuting” includes ex parte prosecution, interference proceedings, reissues, reexaminations, oppositions and all proceedings before a patent office in the Territory, including inter parties review, appeals and post grant review proceedings, and any judicial or other appeals of the foregoing. DFCI agrees to continue to prepare, file, prosecute and maintain the patent applications and patents included within Patent Rights for so long as (a) Licensee continues to meet its obligation to reimburse expenses [***]. As long as the license in Section 2.1(a) remains exclusive to Field of Use 2 subject to the non-exclusive license granted identified in Section 2.1(a), DFCI shall provide, or cause its agent to provide, to Licensee copies of relevant material correspondence between DFCI and the United States Patent Office or the various foreign patent offices with respect to the filing, prosecution and maintenance of Patent Rights and, to the extent practicable, give Licensee [***] opportunity to review and comment on such matters. DFCI shall consider Licensee’s [***] comments in good faith.

Notwithstanding the foregoing, DFCI will (i) use [***] efforts to establish Patent Rights covering Field of Use 2, and will cooperate exclusively with Licensee to file, prosecute, and maintain in countries requested by Licensee, Patent Rights covering Field of Use 2, and (ii) not take any actions with respect to the filing, prosecution or maintenance of the Patent Rights that may adversely affect Licensee’s rights under Patent Rights in Field of Use 2 or otherwise frustrate Licensee’s ability to exclusively develop, manufacture and commercialize Royalty Bearing Products under Patent Rights in Field of Use 2.

b.
Licensee designates the following individual or department for receiving the patent-related correspondence:

Fate Therapeutics, Inc.

ATTN: General Counsel

3535 General Atomics Court, Suite 200

San Diego, CA. 92121

Via email: [***]

c.
Cooperation. Licensee shall cooperate with DFCI in preparing, filing, prosecuting and maintaining the patent applications and patents within the Patent Rights. Licensee shall provide prompt notice to DFCI of any matter that comes to its attention that may affect the patentability, validity or enforceability of any patent application or patent within the Patent Rights.
d.
Common Interest. The Parties acknowledge and agree that, with regard to the preparation, filing, prosecution and maintenance of the Patent Rights, the interests of the Parties as licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. All non-public information disclosed by DFCI or DFCI’s outside patent counsel to Licensee regarding preparation, filing, prosecution or maintenance of the Patent Rights, will be deemed Confidential Information. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the Patent Rights or Confidential Information, including privilege under the common interest doctrine and similar or related doctrines.

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e.
Patent Term Extension. DFCI shall have the [***] to make decisions regarding, and to apply for and obtain, in each case in consultation with Licensee, patent term restoration for Patent Rights with respect to any Royalty Bearing Product in any country in the Territory under any statute or regulation equivalent or similar to 35 U.S.C. § 156, and DFCI will determine [***] which such Patent Rights will be extended (including, without limitation, by filing supplementary protection certificates and any other extensions that are now or in the future become available) as applicable to a Royalty Bearing Product.
f.
Unitary Patent System. DFCI shall have the exclusive right to opt-in or opt-out of the EU Unitary Patent System for all Patent Rights. Without limiting the generality of the foregoing, Licensee shall not initiate any action with respect to a Patent Right that would result in DFCI being obligated to opt-in or opt-out under the EU Unitary Patent System with respect to such Patent Right prior to DFCI making a final, binding determination as to so opt-in or opt-out.
g.
Relinquishing Rights. Licensee may surrender its licenses under any of the patents or patent applications within Patent Rights in any country of the Territory by giving [***] days advance written notice to DFCI. However, if Licensee is surrendering any patent or application within Patent Rights on which an inter parties review, post grant review proceeding, interference proceeding, other opposition or any appeal thereof has been declared or filed, the notice period is [***] days. If Licensee so surrenders its rights, it will remain responsible for all patent-related expenses incurred by DFCI before or during the applicable notice period. Thereafter, Licensee will have no further obligation to pay any patent expenses for the patents or patent applications that it surrendered. Notwithstanding the foregoing, if such surrender results in termination of all rights under this Agreement, then such surrender shall be deemed a termination of this Agreement in its entirety and the termination notice provision in Section 8.3 shall apply.
7.
- Patent Infringement and Enforcement
a.
Notice. If, at any time during the term of this Agreement, Licensee becomes aware of any infringement of the Patent Rights in a particular country, it will promptly notify DFCI.
b.
Action by DFCI.
i.
Procedure. Subject to the terms of this ARTICLE VII, DFCI may, [***], (i) enforce the Patent Rights and prosecute apparent Third Party infringers when, in its judgment, such action may be reasonably necessary and justified and (ii) join Licensee as a party-plaintiff to any proceeding to pursue enforcement of any Patent Right(s) if required by Applicable Law.
ii.
Competitive Infringement. Licensee may request DFCI to take steps to protect the Patent Rights from an apparent infringement by supplying DFCI (i) an opinion of qualified legal counsel demonstrating to DFCI’s reasonable satisfaction good faith reason to believe that an infringement of one or more Patent Rights exists in a particular country in the Territory and (ii) with written evidence demonstrating to DFCI’s reasonable satisfaction that the relevant Third Party infringer is developing, manufacturing or commercializing a product that is competitive to a Royalty Bearing Product being developed, manufactured, or commercialized by Licensee [***] (such infringement evidenced as set forth in clause (i) and (ii), a “Competitive Infringement”). DFCI shall have [***] months from the date of receiving satisfactory written evidence from Licensee of a Competitive Infringement to decide whether it will seek to terminate the Competitive Infringement. If DFCI notifies Licensee that it intends to prosecute the alleged infringer, then DFCI has [***] months from the date of its notice to Licensee to either (a) cause the Competitive Infringement to terminate or (b) initiate legal proceedings against the infringer before Licensee has the right to pursue enforcement under and subject to Section 7.3. If any such suit with respect to a Competitive Infringement is brought at Licensee’s request by DFCI in its own name, or jointly with Licensee if required by Applicable Law, it will be [***] on DFCI’s own behalf, but DFCI shall not be obligated [***].

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iii.
Licensee’s Right to Join. Licensee independently has the right to join any legal proceeding brought by DFCI under this Section 7.2 [***]. If Licensee elects to join as a party plaintiff pursuant to this Section 7.2(c), Licensee may jointly participate in the action with DFCI with counsel of its own choosing, but DFCI’s counsel will be lead counsel and DFCI shall have final decision-making authority with respect to such action.
c.
Action by Licensee.
i.
Procedure. If DFCI notifies Licensee within the [***] period set forth in Section 7.2(b) that it does not intend to prosecute the Competitive Infringement or if DFCI fails to cause the Competitive Infringement to terminate or bring legal proceeding to compel termination within [***] months of the date of its notice to Licensee that it intends to prosecute the alleged infringer, then Licensee may initiate legal proceedings to pursue enforcement of the relevant Patent Right(s) [***] against the alleged infringer, [***]; provided however that if DFCI notifies Licensee that its election not to pursue enforcement of the alleged infringement is because such enforcement may, in the reasonable opinion of its legal counsel, adversely affect the interests of DFCI under the Patent Rights, Licensee shall have no right to pursue such enforcement under this Agreement and provided further that any legal proceedings brought by Licensee must include enforcement of any patent or patent application owned by Licensee or its Affiliate that Licensee has good faith reason to believe is also infringed by the relevant alleged infringer’s actions related to the Competitive Infringement. Before Licensee commences any legal proceeding with respect to the Competitive Infringement, Licensee shall consider in good faith the views of DFCI, particularly as they relate to the potential effects on the public interest. Licensee has the right to join DFCI as a party-plaintiff if required by Applicable Law, [***]. Licensee shall keep DFCI updated as to any and all material developments in the prosecution of a Competitive Infringement and DFCI shall have a right to comment on the strategy and key submissions related to the prosecution with any [***] comments of DFCI to be implemented and included by Licensee in good faith. If Licensee exercises its right to pursue prosecution of a Competitive Infringement, Licensee shall be obligated to defend any cross claim or counterclaim or action for declaratory judgment related to the Patent Rights or Royalty Bearing Product; provided, however, that DFCI shall have the right to intervene and assume sole control of such defense [***]. Licensee acknowledges that its second right to enforce under this Section 7.3(a) may be non-exclusive with respect to another licensee or other licensees of DFCI.
ii.
DFCI’s Right To Join. DFCI independently has the right to join any legal proceeding brought by Licensee under this Section 7.3(b) [***]. If DFCI elects to join as a party plaintiff pursuant to Section 7.8, DFCI may jointly participate in the action with Licensee, but Licensee’s counsel will be lead counsel and Licensee shall have final decision-making authority with respect to such action.
iii.
DFCI’s Right to Enforce. If Licensee (i) informs DFCI that it does not intend to prosecute a Competitive Infringement pursuant to its rights under Section 7.3(a), (ii) fails to cause the Competitive Infringement to terminate or bring legal proceedings to compel termination within [***] months of DFCI’s notice or failure giving rise to Licensee’s right to enforce in Section 7.3(a) or (iii) does not use, in DFCI’s reasonable good faith opinion, [***] efforts to prosecute a Competitive Infringement, DFCI may initiate legal proceedings to pursue enforcement of the relevant Patent Right(s) against the alleged infringer, [***].
d.
Settlement. Regardless of whether DFCI is joined or joins any legal proceeding initiated by Licensee, no settlement, consent judgment or other voluntary final disposition of a legal proceeding commenced under this ARTICLE VII may be entered into without the prior written consent of DFCI. In addition, Licensee shall not settle or resolve, whether formally or informally, a contractual dispute with any Third Party, including a Sublicensee, in a manner that admits, or provides support for, the invalidity or unenforceability of the Patent Rights or would diminish, impair or eliminate DFCI’s rights under a Sublicense with respect to the Patent Rights without DFCI’s prior written consent, such consent not to be unreasonably withheld if DFCI has had an opportunity to comment on the settlement and Licensee has incorporated DFCI’s [***] comments in good faith.

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e.
Cooperation. If one Party initiates legal proceedings to enforce the Patent Rights pursuant to this ARTICLE VII, the other Party shall cooperate with and supply all assistance reasonably requested by the Party initiating the proceedings, at the initiating Party’s request [***] unless otherwise expressly set forth herein. Neither DFCI nor Licensee will notify an alleged infringer of alleged infringement or put such infringer on notice of the existence of any of the Patent Rights, without first obtaining the written permission of the other Party, which permission shall not be unreasonably withheld.
f.
Reimbursement. Except as otherwise set forth herein, the Party responsible for the costs of any action under this ARTICLE VII shall reimburse [***] within [***] days of [***].
g.
Distribution of Amounts Paid by Third Parties.
i.
In any legal proceeding brought by DFCI under Section 7.2 or by Licensee under Section 7.3, any damages or other amounts recovered as a result of the proceeding will be distributed as follows:
1.
[***]
2.
[***]
ii.
If DFCI initiates a legal proceeding under Section 7.3(c), [***].
h.
Declaratory Judgment Actions.
i.
In the event that any Third Party (i) initiates a declaratory judgment action in a federal court alleging the invalidity or unenforceability of any of the Patent Rights or (ii) brings an infringement action against Licensee or its Affiliates or Sublicensees because of Licensee’s exercise of the rights granted Licensee under this Agreement (with the exception of a counterclaim by a Third Party following an enforcement action by DFCI pursuant to Section 7.2 or Section 7.3(c)), then Licensee shall, subject to Section 7.4, have the right to defend such action under its own control [***]; provided, however, that DFCI shall have the right to intervene and assume sole control with respect to the Patent Rights (but not any patent or patent application owned by Licensee or its Affiliate) of a declaratory judgment action alleging the invalidity or unenforceability of any of the Patent Rights, [***].
ii.
[***]; provided, however, that any recovery for infringement of the Patent Rights by a Third Party will be distributed as described in Section 7.7.
i.
Paragraph IV Type Notices. Without limiting any other obligation under this Agreement, each Party will immediately (but in no event more than [***] days [***]) give written notice to the other of any certification of which it becomes aware filed pursuant to any statutory or regulatory requirement in any country in the Territory similar to 21 U.S.C. § 355(b)(2)(A)(iv) or § 355(j)(2)(A)(vii)(IV) (or any amendment or successor statute thereto) claiming that any Patent Right Covering any Royalty Bearing Product is invalid or that infringement will not arise from the development, manufacture, use or commercialization in the Territory of such Royalty Bearing Product by a Third Party. Licensee shall promptly provide to DFCI copies of all correspondence by or to Licensee or its Affiliates related to such certification. For clarity, the receipt of a certification as described in this Section 7.9 shall be deemed to be an act of infringement subject to action under Section 7.2 or 7.3, as applicable.
8.
– Term and Termination
a.
Term. The term of this Agreement shall commence on the Effective Date and remain in effect until, unless terminated earlier under the provisions of this Agreement, the expiration date of the last to expire of patents within Patent Rights (such time period, the “Term”).

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b.
Termination of Agreement by DFCI. DFCI has the right to immediately terminate this Agreement and all licenses granted hereunder by providing Licensee with written notice of termination, upon the occurrence of any of the following events:
i.
Licensee fails to pay any royalty or other payment pursuant to this Agreement that has become due and is payable under ARTICLE III or ARTICLE IV of this Agreement and has not cured the default by making the required payment, together with interest due, within [***] days of receiving a written notice of default from DFCI requesting such payment.
ii.
Licensee defaults in its obligations to procure and maintain insurance under Section 9.2.
iii.
An officer of the Licensee, its Affiliate or Sublicensee is convicted of a felony relating to the manufacture, use, sale or importation of one or more Royalty Bearing Products.
iv.
Licensee has granted a Sublicense on terms inconsistent with the material terms required of Sublicenses hereunder and Licensee has not cured the default by satisfying such obligation within [***] days of receiving written notice of default from DFCI.
v.
Licensee materially breaches any other provision of this Agreement, unless Licensee has cured the breach within [***] days of receiving written notice from DFCI specifying the nature of the breach.
vi.
Licensee becomes insolvent, makes an assignment for the benefit of creditors, or has a petition in bankruptcy filed for or against it.
vii.
Licensee or any of its Affiliates, Sublicensees or Sublicensees’ Affiliates directly or indirectly brings a Patent Challenge or assists others in bringing a Patent Challenge, in each case except as may be required under a court order or subpoena.
c.
Termination of exclusive license. DFCI may terminate the exclusive license granted to Licensee for Field of Use 2 under Section 2.1(a) of this Agreement if Licensee fails to comply materially with any of the diligence obligations provided for in [***], and Licensee has not cured the default by satisfying such obligation within [***] days of receiving written notice of default from DFCI.
d.
Termination by Licensee.

Licensee has the right to terminate this Agreement without cause in its entirety or on a Royalty Bearing Product-by-Royalty Bearing Product basis or country-by-country basis by giving DFCI [***] days prior written notice and paying all amounts due to DFCI through such effective date of termination. Upon such termination, Licensee shall cease all use and sales of Licensed Products and Licensed Processes which would be infringed by Valid Claims in those particular country(ies) applicable to such termination, subject to Section 8.5(d).

e.
Effect of Termination.
i.
No Release. Upon termination or expiration of this Agreement for any reason, nothing in this Agreement may be construed to release either Party from any obligation that accrued prior to, or that are expressly indicated to survive, the effective date of the termination or expiration, as applicable.
ii.
Survival. The provisions of ARTICLE I (to the extent defined terms are contained in the following Articles and Sections), Section 3.1(a) (Past Patent Expenses), ARTICLE IV (Royalty Reports, Payments and Financial Records), Section 5.3 (Other Government Laws), Section 5.5 (Publicity – Use of Names), Section 5.6 (Confidentiality), Section 5.7 (Terms of the Agreement), Section 6.4 (Common Interest), Section 7.7 (Distribution of Amounts Paid by Third Parties), Section 8.4 (Effect of Termination), ARTICLE IX (Indemnification, Defense and Insurance), Section 10.3 (Warranty

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Disclaimers; Limitation of Liability), ARTICLE XI (Notices), ARTICLE XII (Dispute Resolution) and all of ARTICLE XIII (Miscellaneous) except Section 13.3 (Assignment) and, solely with respect to Royalty Bearing Products that Licensee has the right to exploit in any way following termination of this Agreement pursuant to Section 8.5(c)(iii) or Section 8.5(d), Section 3.1(e) (Milestone Payments), Section 3.1(g) (Running Royalties), Section 5.2 (U.S. Manufacture) and Section 5.4 (Patent Marking), survive termination or expiration of this Agreement.
iii.
Rights.
1.
Upon termination of this Agreement for any reason all rights and licenses granted to Licensee under the terms of this Agreement will terminate, subject to Section 8.5(d).
2.
Following the termination of this Agreement (but not upon expiration of this Agreement in accordance with the terms hereof), at DFCI’s request, Licensee shall deliver to DFCI, and DFCI and its licensees shall be free to use for all purposes any unused Biological Materials provided by DFCI to Licensee under this Agreement and any progeny and unmodified derivatives thereof.
3.
Without limiting any other provision of this Agreement, in the event that, following the effective date of termination of this Agreement, Licensee, its Affiliates or its Sublicensees sell or have sold any product that is a Royalty Bearing Product in a country in the Territory or any other product that, if the Agreement had not been terminated, would have been deemed a Royalty Bearing Product in such country under the terms of Section 3.1(g), Licensee’s obligation to pay DFCI royalties and milestones with respect to such Royalty Bearing Products pursuant to Section 3.1 shall survive termination of this Agreement.
iv.
Inventory. Licensee, any Affiliate(s) and any Sublicensees whose Sublicenses are not converted as provided in Section 8.5(f), may, after the effective date of termination, sell all Royalty Bearing Products that are in inventory or have otherwise been distributed with the intent to sell as of the date of written notice of termination, and complete and sell Royalty Bearing Products which the licensed entity(ies) can clearly demonstrate were in the process of manufacture as of the date of written notice of termination, provided that Licensee shall pay to DFCI the royalties thereon as required by ARTICLE III and shall submit the reports required by ARTICLE IV on the sales of Royalty Bearing Products.
v.
Return of Confidential Information. Within [***] days of the effective date of any termination of this Agreement (but not the expiration of this Agreement in accordance with the terms hereof), Licensee shall, at DFCI’s option, either return or destroy all materials relating to or containing Confidential Information of DFCI (including the Biological Materials), except to the extent such Confidential Information of DFCI is maintained by Licensee as part of a permitted disclosure under Section 5.6. Notwithstanding the foregoing, (i) Licensee will be permitted to retain one copy of such materials for archival and legal compliance purposes and (ii) Licensee will not be required to delete or destroy any electronic back-up tapes or other electronic back-up files that have been created solely by the automatic or routine archiving and back-up procedures of Licensee, to the extent created and retained in a manner consistent with its or their standard archiving and back-up procedures.
vi.
Sublicenses. Any Sublicenses will terminate contemporaneously with this Agreement, provided however, that any Sublicensee not in default under its Sublicense may request conversion of the Sublicense to a license directly between DFCI and Sublicensee on or before the [***] day following termination of this Agreement. DFCI shall not unreasonably withhold its acceptance of such conversion, however, as a condition of DFCI’s acceptance, the Sublicensee must first agree to be bound by all of the provisions of this Agreement.

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9.
– Indemnification, Defense and Insurance
a.
Indemnification and Defense.
i.
Licensee shall indemnify, defend and hold harmless DFCI and its trustees, officers, medical and professional staff, employees, and agents and their respective successors, heirs and assigns (collectively, the “Indemnitees” and each, an “Indemnitee”) against any liability, damage, loss or expense (including attorneys’ fees and expenses of litigation) incurred by or imposed upon the Indemnitees, or any one of them, in connection with any claims, suits, actions, demands or judgments arising from or occurring as a result of: (i) the research, development, design, production, manufacture, sale, use in commerce, lease, promotion or other exploitation of any product, process or service relating to, or developed pursuant to, this Agreement (including any Royalty Bearing Product) by Licensee or by a Sublicensee, Affiliate or agent of Licensee, (ii) a breach of this Agreement by Licensee or (iii) any activities carried out pursuant to this Agreement or the exercise of any rights granted under this Agreement by Licensee, its Affiliates, Sublicensees or permitted subcontractors.
ii.
If any such action is commenced or claim made or threatened against DFCI or other Indemnitees as to which Licensee is obligated to indemnify it (them) or hold it (them) harmless, DFCI or the other Indemnitees shall promptly notify Licensee of such event; provided that any failure to do so shall not affect the Indemnitee’s right to indemnification hereunder, except to the extent that such failure or delay impairs the Licensee’s ability to defend or contest any such claim. The right of Licensee to assume the defense of any action is limited to that part of the action commenced against DFCI and/or Indemnitees that relates to Licensee’s obligation of indemnification and holding harmless Licensee shall assume the defense of any suit or claim for which indemnification is sought under this Section 9.1. Licensee shall, [***], provide attorneys reasonably acceptable to DFCI to defend against any actions brought or filed against any Indemnitee hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought. Licensee shall keep DFCI informed of the progress of the indemnified claim. DFCI may participate in the defense thereof [***]. Licensee may not enter into any settlement, consent judgment, or other voluntary final disposition of any claim that has an adverse effect on the rights of any Indemnitee(s) hereunder or admits any wrongdoing or fault by any Indemnitee(s) or imposes on any Indemnitee(s) any payment or other liability or obligation, without the prior written consent of DFCI.
iii.
Licensee shall require any Affiliates or Sublicensee(s) to indemnify, hold harmless and defend DFCI under the same terms set forth in this ARTICLE IX.
b.
Insurance.
i.
At such time as any product, process or service relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Licensee or by a Sublicensee, Affiliate or agent of Licensee, Licensee shall, [***], procure and maintain policies of commercial general liability insurance in amounts not less than $[***] and naming the Indemnitees as additional insureds. Such commercial general liability insurance must provide (a) product liability coverage and (b) contractual liability coverage for Licensee’s indemnification under Section 9.1 of this Agreement. If Licensee elects to self‑insure all or part of the limits described above (including deductibles or retentions which are in excess of $[***] annual aggregate), such self‑insurance program must be acceptable to the DFCI and the DFCI’s associated Risk Management Foundation. The minimum amounts of insurance coverage required under these provisions may not be construed to create a limit of Licensee’s liability with respect to its indemnification obligation under Section 9.1 of this Agreement.
ii.
Licensee shall provide DFCI with written evidence of such insurance upon request of DFCI. Licensee shall provide DFCI with written notice at least [***] days prior to the cancellation, non‑renewal or material change in such insurance; provided, however, that Licensee shall not be

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required to provide written notice in the event Licensee has procured replacement insurance that complies with the requirements of Section 9.2. In the event Licensee does not maintain insurance that complies with the requirements of Section 9.2 for a period of [***] consecutive days, DFCI shall have the right to terminate this Agreement effective at the end of such [***] day period without any notice or additional waiting periods.
iii.
Licensee shall maintain such comprehensive general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any product, process, or service, relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Licensee or by a Sublicensee, Affiliate or agent of Licensee and (ii) a [***] period after the period referred to in clause (i) of this Section 9.2(c) above which in no event shall be less than [***] years.
iv.
Licensee shall require any Affiliates or Sublicensee(s) to maintain insurance in favor of DFCI and the Indemnitees under the same terms set forth in this Section 9.2.
10.
– REPRESENTATIONS AND WARRANTIES; LIABILITY LIMITATIONS
a.
Representations, and Covenants of Licensee. Each Party represents, and covenants to the best of its knowledge as of the Effective Date that (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization; (b) it has the authority and right to enter into and perform its obligations under this Agreement, (c) as of the Effective Date, the execution, delivery and performance of this Agreement does not conflict with, or constitute a breach of, any order, judgment, agreement or instrument to which it is a Party or, to its knowledge, is otherwise bound, (d) no consent of any Third Party, including without limitation any governmental authority, is required for such Party to execute, deliver and perform under this Agreement, and (e) the Licensee will comply, and will ensure that its Affiliates and Sublicensees if applicable comply, with all Applicable Laws in the performance of its obligations and exercise of its rights under this Agreement.
b.
DFCI hereby represents that as of the Effective Date (i) it is the sole and exclusive owner or appointed agent for licensing of all right, title and interest in and to the Patent Rights; (ii) it has the power and authority to grant the licenses provided for herein to Licensee, and (iii) that to the best of its knowledge, it has not earlier granted, or assumed any obligation to grant, with the exception of the Third Party non-exclusive license to Field of Use 1, any rights in such Patent Rights to any Third Party that have not been waived that would conflict with the rights granted to Licensee herein.
c.
Warranty Disclaimers; Limitation of Liability.
i.
DFCI MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY ROYALTY BEARING PRODUCT, PATENT RIGHT, TRADEMARK, SOFTWARE, NON‑PUBLIC OR OTHER INFORMATION, OR TANGIBLE RESEARCH PROPERTY, LICENSED OR OTHERWISE PROVIDED TO LICENSEE HEREUNDER AND HEREBY DISCLAIMS THE SAME.
ii.
DFCI DOES NOT WARRANT THE VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER AND MAKES NO REPRESENTATION WHATSOEVER WITH REGARD TO THE SCOPE OF THE PATENT RIGHTS OR THAT SUCH PATENT RIGHTS MAY BE EXPLOITED BY LICENSEE, AFFILIATE OR SUBLICENSEE WITHOUT INFRINGING OTHER PATENTS.
iii.
THE LIABILITY OF DFCI, ITS AGENTS, OR ITS EMPLOYEES, WITH RESPECT TO ANY AND ALL SUITS, ACTIONS, LEGAL PROCEEDINGS, CLAIMS, DEMANDS, DAMAGES, COSTS AND EXPENSE ARISING OUT OF THE PERFORMANCE OR NON PERFORMANCE

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OF ANY OBLIGATION UNDER THIS AGREEMENT WHETHER BASED ON CONTRACT, WARRANTY, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE), STRICT LIABILITY, STATUTORY OR OTHERWISE SHALL BE LIMITED TO DIRECT, ACTUAL DAMAGES INCURRED AS A RESULT OF DFCI’S FAILURE TO PERFORM ITS OBLIGATIONS AS REQUIRED BY THIS AGREEMENT AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, DFCI SHALL IN NO EVENT BE LIABLE FOR ANY LOST PROFITS, LOST BUSINESS OPPORTUNITY OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND.
11.
– Notices

Unless otherwise expressly specified in this Agreement, reports, notices and other communications under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed given only if delivered by hand, recognized national overnight courier (with confirmation) or registered or certified mail with postage prepaid and return receipt requested, to the following addresses of the Parties:

If to DFCI: Senior Director, Licensing

Dana-Farber Cancer Institute, Inc.

450 Brookline Ave.

Boston, MA 02215

With a copy to: Chief Innovation Officer

Dana-Farber Cancer Institute, Inc.

450 Brookline Ave.

Boston, MA 02215

If to Licensee: Fate Therapeutics, Inc.

ATTN: Office of the Chief Executive Officer

3535 General Atomics Court, Suite 200

San Diego, CA. 92121

With a copy to: Fate Therapeutics, Inc.

ATTN: General Counsel

3535 General Atomics Court, Suite 200

San Diego, CA. 92121

Such notice shall be deemed to have been given and effective as of the date of receipt. A Party may change its contact information immediately upon written notice to the other Party in the manner provided in this ARTICLE XI.

12.
– Dispute Resolution
a.
Negotiation between the Parties. Subject to Section 12.2, the Parties shall first attempt to resolve any controversy that arises from this Agreement, or claim for breach of the Agreement, by good faith negotiations, first between their respective business development representatives and then, if necessary, between senior representatives for the Parties, such as the Senior Vice-President for Research or President of DFCI and the General Counsel and/or President of Licensee.
b.
Injunctive Relief. Notwithstanding anything to the contrary in this Agreement, each Party may seek a preliminary injunction or other provisional equitable relief if it believes that such action is necessary to avoid irreparable harm to such Party or preserve such Party’s rights under this Agreement.

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13.
‑ Miscellaneous
a.
Independent Contractors. For the purpose of this Agreement and all services to be provided hereunder, both Parties are and will be deemed to be, independent contractors and not agents or employees of the other. Neither Party has authority to make any statements, representations or commitments of any kind, or to take any action, that will be binding on the other Party. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties or any of their agents or employees for any purpose, including tax purposes, or to create any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party.
b.
Severability. If any one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable, (a) the validity, legality or enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby and shall remain in full force and effect and (b) the Parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.
c.
Assignment. DFCI may assign, delegate or subcontract any or all of its rights or obligations under this Agreement at any time without the prior consent of Licensee. Except as expressly permitted in this Agreement, Licensee may not assign, delegate or subcontract any of its rights or obligations under this Agreement, in part or in whole, without the express written consent of DFCI, which consent DFCI will not unreasonably withhold; provided that Licensee may assign this agreement to a successor in interest in conjunction with the sale of all or substantially all of its assets, so long as such successor shall agree in writing to be bound by the terms and conditions hereof prior to such assignment. Any attempted assignment not permitted under this Section 13.3 shall be null and void.
d.
Change of Control. Licensee will notify DFCI in writing promptly (and in any event within [***] days) following the entering into of a definitive agreement with respect to a Change of Control.
e.
Entire Agreement. This Agreement (including any schedules, exhibits or the like) contains the entire agreement between the Parties with respect to the subject matter. No verbal agreement, conversation or representation between any officers, agents, or employees of the Parties either before or after the execution of this Agreement may affect or modify any of the terms or obligations herein contained.
f.
Modifications in Writing. No change, modification, extension, or waiver of this Agreement, or any of the provisions herein contained is valid unless made in writing and signed by a duly authorized representative of each Party.
g.
Governing Law. The validity and interpretation of this Agreement and the legal relations of the Parties to it are governed by the laws of [***] without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.
h.
Further Assurance. Each Party shall duly execute and deliver or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
i.
Interpretation. The captions are provided for convenience and are not to be used in construing this Agreement. Unless the context of this Agreement otherwise requires, (a) words of any gender include either or both genders; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the term “or” shall have the inclusive meaning of the term “and/or”; (d) “including” and its cognates shall have the non-limiting meaning of “including, without limitation”; (e) the term “will” shall have the same meaning and import as the term “shall”; (f) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (g) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement.

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j.
Construction. The Parties agree that they have participated equally in the formation of this Agreement and that the language herein should not be presumptively construed against either of them.
k.
Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, and together shall constitute one and the same agreement and shall become effective when one (1) or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that both Parties need not sign the same counterpart. This Agreement, following its execution, may be delivered via PDF copies or other form of electronic delivery, which shall constitute delivery of an execution original for all purposes.

Signature Page To Follow

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of Effective Date.

DANA‑FARBER CANCER INSTITUTE, INC. (DFCI)

By: [***]

Name: [***]

Title: Senior Director, Licensing

Date: April 9, 2020

Fate Therapeutics, Inc. (Licensee)

By: /s/ Scott Wolchko

Name: Scott Wolchko

Title: President and CEO

Date: April 9, 2020

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SCHEDULE 1

Patent Rights are limited only to the [***].

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SCHEDULE 2

[***]

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